RENEWAL NOTE
                                  ------------

Date of Note:       October 14, 1998

Principal Amount:   THREE HUNDRED FIFTY THREE THOUSAND NINE HUNDRED  SEVENTY TWO
                    DOLLARS AND 70 CENTS; US$ 353,972.70

Maturity Date:      September 14, 2001

Interest Rate:      The annual rate of interest  payable during the Amortization
                    Period, shall be equal to SunTurst Prime Rate + 1.0% per annum. The interest accruing on the unpaid principal balance shall be calculated on a daily basis, using a 360 day year, as follows: For each day interest has accrued, the unpaid principal balance shall be multiplied by the Interest Rate, and the product shall then be divided by 360. The total amount of interest accruing on the unpaid principal balance shall be the sum of all such calculations.

Amortization
Period:             From the date hereof through the Maturity Date.

Installment
Payment:            A  sum  equal  to  TEN   THOUSAND   DOLLARS  AND  00  CENTS,
                    ($10,000.00) principal, plus all accrued interest at the Interest Rate specified above for the Amortization Period.

First Installment
Payment Date:       December 1, 1998

The Payee:          SUNTRUST  BANK,  NORTH CENTRAL  FLORIDA,  a Florida  banking corporation

Payee's address:    Post Office Box 310, Ocala, Florida 34478

     FOR VALUE RECEIVED, the undersigned and if more than one, jointly and severally (the Maker), does hereby covenant and promise to pay to the order of the Payee, or to its successors or assigns, at its principal office, or at such other place as the Payee may designate to the Maker in writing from time to time, a legal tender of the United States, the Principal Amount together with interest at the Interest Rate on the unpaid balance of the Principal Amount.

     During the Amortization Period, the sums due and owing hereunder shall be payable in monthly installments, each in the amount of the Installment Payment. The first such Installment Payment shall be made on the First Installment Payment Date and subsequent Installment Payments shall be due on the same day of each month thereafter until the Maturity Date whereupon the entire unpaid ballance of principal and interest accrued and unpaid thereon shall become due and payable. Each such Installment Payment when paid shall be applied first to the payment of interest on the unpaid balance at the Interest Rate and the remainder thereof to payment on account of the principal.

     If any Payment shall not be paid when due, then the entire principal sum and accrued interest hereunder shall become due and payable at once or thereafter, at the option of the holder of this Note. The Maker shall pay to the Note holder a late charge of five percent (5%) of any Payment not received by the Note holder within ten (10) days after the Payment is due to reimburse the Payee for expenses of servicing delinquent Payments. Failure to exercise these options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

     It is further agreed that the Maker and each endorser, surety, guarantor, jointly and severa1ly shall pay all costs of collection of this Note, including a reasonable and just attorney's fee equal to ten percent (10%) of the original principal sum named in this Note, and including all coats and expenses for any retrial, rehearing or appeals, on failure to pay any Payment due hereunder on the due date thereof. This Note and all sums due herenunder shall bear interest at the highest lawful rate of interest per annum permitted in the State of Florida from the date when the principal and accrued interest under this Note shall be due and payable. Notwithstanding any term, condition, obligation or provision herein to the contrary, it is the expressed intent of the Payee that no interest, consideration or charge in excess of that permitted in the State of Florida may be accrued, charged or taken or become payable hereunder. In the event it is hereafter determined that the Payee of this Note has taken, charged or reserved interest in excess of that permitted, whether due to prepayment, acceleration, or otherwise, such excess shall be refunded to the Maker or credited against the sums due the Payee hereunder. Such refund or credit shall be Maker's sole and exclusive remedy for any interest taken, charged or reserved in excess of that permitted in the State of Florida.

     This Note is secured by all of the following instruments granted in favor of Payee (all of Which are collectively referred to in this Note as the "Collateral"):

     1.   Two (2) Security Agreements dated Match 2, 1987.
     2.   Security Agreement dated February 11, 1988;
     3.   Two (2) Security Agreements dated September 24, l990;
     4. The Ratification Of Loan Documents dated February 3, 1998 together with all Loan Documents referenced therein.
     5. The Ratification of Loan Documents of even date together with all loan documents referenced therein.

Reference is hereby made to the Collateral for a description of the property, the nature and extent of the security, the rights of the Payee in respect thereof and the terms and conditions upon which this Note is issued.

     The Maker agrees that it shall be bound by any agreement extending the time or modifying the above terms of payment, made by the Payee and the owner or owners of the properly affected by the Security Agreements and/or Loan Documents referenced above, whether with or without notice to the Maker, and the Maker shall continue to be liable to pay the amount due hereunder, but with interest at a rate no greeter than the Interest Rate, according to the terms of any such agreement of extension or modification.

     The unpaid balance of the Principal Amount, plus accrued Interest, shall become due and payable at the option of the Payee under the happening of an event by which said balance shall or may become due and payable under the terms of the Security Agreements and/or Loan Documents referenced above.

     This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     As used herein, the term "Payment" means any payment which is due under the terms of this Note.

     All parties to this Note, whether Maker, principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, protest, notice of protest, and notice of dishonor, and expressly agree jointly and severally to remain and continue bound for the payment of the principal and interest provided for by the terms of this Note, notwithstanding any extension or extensions of the time of, or for the payment of said principal or interest, or any change or changes in the amount or amounts agreed to be paid under or by virtue of the obligation to pay provided for in this Note, or any change or changes by way of release or surrender or substitution of any real property and collateral, or either, held as security for this Note, and waive all and every kind of notice of such extension or extensions, change or changes, and agree that the same may be made without the joinder of the Maker.

     This Note is a  renewal  of the  following  promissory  note (the  "Initial
Note"):

       Date                Original Principal           Present Principal
       ----                ------------------           -----------------

September 23, 1998            $158,972.70                  $153,972.70
October 14, 1998              $200,000.00                  $200,000.00

Maker represents and warrants to Payee that prior to Maker's execution of this Note, Maker has independently conducted a diligent search and inquiry to determine the existence of any facts or circumstances which may, directly or indirectly, give rise to any defenses to the payment of this Note or the Initial Notes; any right of set-off or off-set to the amounts due under this Note or the Initial Notes; or any claims or counter-claims against Payee; and there are no such defenses, set-offs, off-sets, claims, or counter-claims of any nature whatsoever.

                                           IMAGICA ENTERTAINMENT, INC., a
                                           Florida corporation f/k/a RANGER
                                           INTERNATIONAL, INC., a Florida
                                           corporation


                                           BY: /s/ Braxton Jones
                                              ----------------------------------
                                              Braxton Jones, as President


Maker's Address:
Post Office Box 2121
Ocala, Florida 34478

                                  SANDWICH NOTE
                                  -------------

Date of Note:       October 14, 1998

Principal Amount:   TWO HUNDRED THOUSAND AND 00/100 ($200,000.00) DOLLARS

Maturity Date:      October 14, 1998

Interest Rate:      The annual rate of interest  payable during the Amortization
                    Period shall be equal to SunTrust Prime Rate + 1.0% per annum, The interest accruing at the unpaid principal balance shall be calculated on a daily basis, using a 360 day year, as follows: For each day interest has accrued, the unpaid principal balance shall be multiplied by the Interest Rate, and the product shall then be divided by 360. The total amount of interest accruing on the unpaid principal balance shall be the sum of all such calculations.

The Payee:          SUNTRUST  BANK,  NORTH CENTRAL  FLORIDA,  a Florida  banking corporation

Payee's address:    Post Office Box 310, Ocala, Florida 34478


     FOR VALUE RECEIVED, the undersigned and if more than one, jointly and severally (the Maker), does hereby covenant and promise to pay to the order of the Payee, or to its successors or assigns, at its principal office, or at such other place as the Payee may designate to the Maker in writing from time to time, in legal test of the United States, the Principal Amount together with interest at the Interest Rate on the unpaid balance of the Principal Amount.

     During the Interest Period, interest from the date of each advance, at the Interest Rate specified above, shall be payable monthly on the first day of the month following the month in which the first advance is made and on the first day of each month thereafter.

     The entire unpaid principal balance, plus all unpaid, accrued interest, shall be due and payable on the Maturity Date.

     If any Payment shall not be paid when due, then the entire principal sum and accrued interest hereunder shall become due and payable at once or thereafter, at the option of the holder of this Note. The Maker shall pay to the Note holder a late charge of five percent (5%) of any Payment not received by the Note holder within ten (10) days after the Payment is due to reimburse the Payee for expenses of servicing delinquent Payments. Failure to exercise these options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

     The interest accruing on the unpaid principal balance shall be calculated on a daily basis, using a 360 day year, as follows: For each day interest has accrued, the unpaid principal balance shall be multiplied by the Interest Rate, and the product shall then be divided by 360. The total amount of interest accruing on the unpaid principal balance shall be the sum of all such calculations.

     It is further agreed that the Maker and each endorser, surety, guarantor, jointly and severally, shall pay all coats of collection of this Note, including a reasonable and just attorney's fee equal to ten percent (10%) of the original principal sum named in this Note, and including all costs and expenses for any retrial, rehearing or appeals, on failure to pay any Payment due hereunder on the due date thereof. Notwithstanding any rate of interest provided herein, this Note; and all sums due hereunder and all sums awarded to Payee in any judgment or decree entered in any action or proceeding based on this Note; shall bear interest at the highest lawful rate of interest per annum allowed by the State of Florida from and after the date of any default. Notwithstanding any term, condition, obligation or provision herein to the contrary, it is the expressed intent of the Payee that no interest, consideration or charge in excess of that permitted in the State of Florida may be accrued, charged or taken or become payable hereunder. In the event it is hereafter determined that the Payee of this Note has taken, charged or reserved interest in excess of that permitted, whether due to prepayment, acceleration, or otherwise, such excess shall be refunded to the Maker or credited against the sums due the Payee hereunder. Such refund or credit shall be Maker's sole and exclusive remedy for any interest taken, charged or reserved in excess of that permitted in the State of Florida.

     This Note is secured by the following instruments granted in favor of Payee (all of which are collectively referred to in this Note as the "Collateral"):

     1.   Two (2) Security Agreements dated March 2, 1987;
     2.   Security  Agreement dated February 11, 1988;
     3.   Two (2) Security Agreements dated September 24, 1990;

     4. The Ratification Of Loan Documents dated February 3, 1998 together with all Loan Documents referenced therein.
     5. The Ratification of Loan Documents of even date together with all loan documents referenced therein.

     The Maker agrees that it shall be bound by any agreement extending time or modifying the above terms of payment, made by the Payee and the owner or owners of the property affected by the Mortgage, whether with or without notice to the Maker, and the Maker shall continue to be liable to pay the amount due hereunder, but with interest at a rate no greater than the Interest Rate, according to the terms of any such agreement of extension or modification.

     The unpaid balance of the Principal Amount, plus accrued interest, shall become due and payable at the option of the Payee under the happening of an event by which said balance shall or may become due and payable under the terms of the Security Agreements and/or Loan Documents referenced above.

     This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     As used herein, the term "Payment" means any payment which is due under the terms of this Note.

     Payee is hereby given a lien upon and a security interest in all property of each Maker now or at any time hereafter in the possession of Payee in any capacity whatsoever, including but not limited to, any balance or share of any deposit, trust, or agent account, as security for the payment of this Note, and a similar lien upon and security interest in all such property of each Maker as security for the payment of all other liabilities of each Maker to Payee (including 1iabi1ities of each Maker and any other person); all such property is referred to herein as the Collateral.

     Upon the occurrence of any default hereunder Payee shall have the remedies of a secured party under the Uniform Commercial Code and, without limiting the generality of the foregoing, Payee shall have the right, immediately and without further action by it, to set off against the Note all money owed by Payee in any capacity to each or any Obligor, whether or not due, and also to set off against all other liabilities of each Maker to Payee all money owed by Payee in any capacity to each or any Maker; and Payee shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default even though such a charge is made or entered on the books of Payee subsequent thereto. Unless the Collateral is perishable, or threatens to decline speedily in value or is of a type customarily sold on a recognised market, the Payee will give Maker reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to any Maker at the address given below or at any other address shown on the records of the Payee, at least five days before the time of the sale or disposition. Sale at a wholesale dealers' auction is a commercially reasonable disposition. Upon disposition of any Collateral after the occurrence of any default hereunder, Maker shall be and remain liable for any deficiency; and Payee shall account to Maker for any surplus, but Payee shall have the right to apply all or any part of such surplus (or to hold the same as a reserve) against any and all other liabilities of each or any Maker to Payee. The Obligors, jointly and severally, promise and agree to pay all costs and expenses of collection and reasonable attorneys' fee, including costs, expenses and reasonable attorneys' fees on appeal, if collected by legal proceedings or through an attorney at law.

     Payee shall exercise reasonable care in the custody and preservation of the Collateral to the extent required by applicable statute, and sha11 be deemed to have exercised reasonable care if it takes such action for that purpose as Maker shall reasonably request in writing, but no omission to do any act not requested by Maker shall be deemed a failure to exercise reasonable care, and no omission to comply with any request of Maker shall of itself be deemed a failure to exercise reasonable care. Payee shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties and Maker shall take all necessary steps for such purposes. Payee or its nominee need not collect interest on or principal of any Collateral or give any notice with respect to it.

     Payee shall have the right, which may be exercised at any time whether or not this Note is due, to notify the Obligors on any Collateral to make payment to Payee on any amounts due or to become due thereon. In the event of any default hereunder, Payee shall thereafter have, but shall not be limited to, the following rights: (i) to pledge or transfer this Note and the Collateral and Payee shall thereupon be relieved of all duties and responsibilities hereunder and relieved from any and all liability with respect to any Collateral so pledged or transferred, and any pledgee or transferee shall for all purposes stand in the place of Payee hereunder and have all the rights of Payee hereunder; (ii) to transfer the whole or any part of the Collateral into the name of itself or its nominee; (iii) to vote the Collateral; (iv) to demand, sue for, collect, or make any compromise of settlement it deems desirable with reference to the Collateral; and (v) to take control of any proceeds of Collateral.

     All parties to this Note, whether Maker, principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, protest, notice of protest, and notice of dishonor, and expressly agree jointly and severally to remain and continue bound for the payment of the principal and interest provided for by the terms of this Note, notwithstanding any extension or extensions of the time of, or for the payment of said principal or interest, or any change or changes in the amount or amounts agreed to be paid under or by virtue of the obligation to pay provided for in this Note, or any change or changes by way of release or surrender or substitution of any real property and collateral, or either, held as security for this Note, and waive all and every kind of notice of such extension or extensions, change or changes, and agree that the same may be made without the joinder of the Maker.


                                           IMAGICA ENTERTAINMENT, INC., a
                                           Florida corporation f/k/a RANGER
                                           INTERNATIONAL, INC., a Florida
                                           corporation


                                           BY: /s/ Braxton Jones
                                              ----------------------------------
                                              Braxton Jones, as President


Maker's Address:
Post Office Box 2121
Ocala, Florida 34478

                      SunTrust Bank, North Central Florida
                           Corporate Lending Division
                               Post Office Box 310
                            Ocala, Florida 34478-0310
                                  (352)368-6277

The information contained in this facsimile transmission is intended only for the use of the individual or entity named and may contain information that is priveledged or confidential. If the reader of this message is not the intended recipient, or the employee or agent responsible to deliver it to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. Receipt by anyone other than the intended recipient is not a waiver of any attorney-client or work-product privilege. If you have received this communication in error, please notify us by telephone at (352)368-6277 immediately. We would appreciate your returning the original transmission to us at the above address via United States mail.

You should receive 7 page(s)  including this cover sheet.  If you do not receive
all  the  pages  from  this   transmission,   please  call  our  office  at  the
aforementioned number.

TO:     Mary Collins - Imagica Entertainment, Inc.
        Fax # 352-867-1212

FROM:   James C. Maguire, Senior Vice President    Direct Phone# (352) 368-6277
        Mail Code: FL - Ocala -2011
        SunTrust Bank, North Central Florida

DATE:   January 12, 1999
RE:     Loan Documents

Attached for your file is a copy of the executed Promissory Notes & Loan Closing Statement. If you should have any questions relative to the attached letter, please feel free to call me.

                         RENEWAL LOAN CLOSING STATEMENT
                         ------------------------------

Lender:        SUNTRUST  BANK,   NORTH  CENTRAL   FLORIDA,   a  Florida  banking
               corporation

Borrower:      IMAGICA ENTERTAINMENT, INC. a Florida corporation

Guarantors:    JEFFREY SEDACCA, HOWARD P. ESSENFELD and WILLIAM R. KLEIN

Date:          October 14, 1998

Renewal Loan Amount:

A.  Renewal                        $153,972.70
B.  Future Advance                 $200,000.00
                                   $353,972.70

--------------------------------------------------------------------------------

Disbursements:

1.  Florida Department of Revenue                           $700.00
         A. Documentary Stamps on Transaction    $700.00

2.  SunTrust Bank, North Central Florida                  $1,853.27
         A. Loan Service Fee                   $1,000.00
         B.                                        $0.00

3.  Attorneys' Title Insurance Company                       $70.00
         A. Marion County UCC Search              $50.00
         B. State of Florida UCC Search           $20.00

4.  Ayres, Cluster, Curry, McCall & Briggs, P.A.
         (Attorneys' Fee and Costs)                         $900.00

TOTAL DISBURSEMENT DUE AT CLOSING:                        $2,670.00

Borrower and Guarantors hereby acknowledge receipt of a copy of the Renewal Note, Sandwich Note, Ratification of Loan Documents, Subordination of Debt to Bank Loan, Guaranty Agreements, and all other loan documents and approve this Renewal Loan Closing Statement. Borrower and Guarantors hereby authorize Lender to disburse all proceeds in accordance with this Renewal Loan Closing Statement.

                                   "BANK"

                                   SUNTRUST BANK, NORTH CENTRAL
                                   FLORIDA, a Florida banking corporation

                                   By: /s/ James C. Maguire
                                      ------------------------
                                      James C. Maguire, as Senior Vice President

"GUARANTORS"                       "BORROWER"

/s/ Jeffrey Sedacca                IMAGICA ENTERTAINMENT, INC., a
-------------------                Florida corporation
JEFFREY SEDACCA

/s/ Howard P. Essenfeld
-----------------------            By: /s/ Braxton Jones
HOWARD P. ESSENFELD                   ------------------------
                                      Braxton Jones, as President
/s/ William R. Klein
--------------------
WILLIAM R. KLEIN                      (CORPORATE SEAL)

                          RATIFICATION OF LOAN DOCUMENTS

     The undersigned, IMAGICA ENTERTAINMENT, INC., a Florida corporation f/k/a RANGER INTERNATIONAL, INC., a Florida corporation (referred to herein as "Imagica"), the Borrower under the loan documents in favor of SunTrust Bank, North Central Florida, a Florida banking corporation, formerly known as Sun Bank/North Central Florida, a Florida banking corporation, formerly known as Sun Bank Of Ocala, a Florida banking corporation ("SunTrust"), listed below, acknowledge having received a copy of the Renewal Note in the amount of Three Hundred Fifty Three Thousand Nine Hundred Seventy Two and 70/100 ($353,972.70) Dollars, to be executed by Imagica, and further acknowledge:

     1. Imagica hereby consents to the execution and delivery of the Renewal Note and all other documents necessary or appropriate for the renewal.

     2. Imagica also hereby ratifies and confirms that the following documents are, and shall remain, in full force and effect:

          a.   All documents listed on the attached Exhibit A, and:

          b. Any and all documents referred to, referenced by or relating to the documents listed in the attached Exhibit A.

     3. SunTrust and Imagica hereby reinstate, effective October 14, 1998, the SunTrust Lockbox Agreement dated March 23, 1993 as amended by the Agreement for Segregation and Use of Cash Collateral dated April 5, 1996.

     4. Imagica represents and warrants to SunTrust that prior to executing this instrument, Imagica has independently conducted a diligent search and inquiry to determine the existence of any facts or circumstances which may, directly or indirectly, give rise to any defenses to the payment of this Note or the Initial Notes; any right of set-off or off-set to the amounts due under this Note or the Initial Notes; or any claims or counter-claims against Payee; and there are no such defenses, set-offs, off-sets, claims, or counter-claims of any nature whatsoever. Notwithstanding, to the extent that Imagica has any such defenses, claims or counter-claims, Imagica hereby waives and releases any such defenses, claims or counter-claims may have against SunTrust as of the date of this agreement.

     5. SunTrust and Imagica hereby mutually agree to waive a trial by jury in any action or proceeding, (including, without limitation, all complaints, counterclaims and third-party claims), arising from or relating to, directly or indirectly, the Loan or the making, interpretation, administration or enforcement of the Loan. The parties have specifically discussed this Waiver, and all parties acknowledge that it is a material inducement for SunTrust's renewing the Loan to Imagica. As used in this Waiver, the term "Loan" means the loan or loans from SunTrust to Imagica; the note or notes evidencing the loan; any loan agreement under which the Loan was made, any and all documents executed or delivered in connection with the Loan; any future advances, modifications, extensions or renewals of the Loan; any guaranty agreements, executed by Jeffrey Sedacca or Howard P. Essenfeld or William R. Klein; and any other documents, communications or representations, oral or written, that any party makes to the other in connection with the making, interpretation, administration or enforcement of this Loan. This Waiver shall be binding upon the parties hereto, their legal representatives, successors and assigns; and shall be construed and interpreted in accordance with the laws of the State of Florida.

     IN WITNESS WHEREOF, this Ratification of Loan Documents was executed this 15 day of December, 1998.

Signed, sealed and delivered
in our presence as witnesses:

                                          IMAGICA ENTERTAINMENT, INC., a Florida
                                          corporation f/k/a
                                          RANGER INTERNATIONAL, INC.,
                                          a Florida corporation
/s/
------------------------------
Name:
      ------------------------
      Please Type or Print
                                          BY:  /s/  Braxton Jones
                                               ---------------------------------
                                               Braxton Jones, as President
/s/  Olga Barreto
------------------------------
Name:  Olga Barreto
      ------------------------
      Please Type or Print

                                          SUNTRUST BANK, NORTH CENTRAL FLORIDA,
                                          a Florida Banking corporation, f/k/a
                                          SunBank/North Central Florida, a
                                          Florida banking corporation f/k/a
                                          SunBank of Ocala, a Florida Banking
                                          corporation

/s/
------------------------------
Name:
     -------------------------
     Please Type or Print
                                          BY:  /s/  James C. Maguire
                                               ---------------------------------
                                               James C. Maguire, as Senior Vice
                                               President
/s/  Olga Barreto
------------------------------
Name:  Olga Barreto
       -----------------------
       Please Type or Print


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                           EXHIBIT A TO THAT CERTAIN
                           -------------------------
             RATIFICATION OF LOAN DOCUMENTS DATED October 14, 1998
             -----------------------------------------------------


DOCUMENT                                                DATE

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Renewal Note ($487,283.44)                              11/17/95
Renewal Note ($242,283.44)                              01/13/97
Renewal Note ($188,886.20)                              02/03/98
Renewal Note ($158,972.70)                              09/23/98
Sandwich Note ($200,000.00)                             10/14/98
Renewal Note ($353,972.70)                              10/14/98

Security Agreements,
  UCC-1 Financing Statements ("USS-1s"),
  and UCC-3 Statements of Change ("UCC-3s"):

     A. Security agreement (Inventory, Accounts Receivable and Contract Rights) dated March 2, 1987;
     B.   Security Agreement (Equipment and Consumer Goods) dated March 2, 1987;
     C.   Security  Agreement  (Equipment and Consumer Goods) dated February 11,
          1988;
     D. Security Agreement (Equipment and consumer Goods) dated September 24, 1990;
     E.   Security Agreement (Inventory and Accounts dated September 24, 1990;
     F. UCC-1 filed on July 17, 1992, with the Secretary of State, State of Florida under File No. 920000144700;
     G. UCC-1 recorded on July 16, 1992, in Official Records Book 1847, Page 1354 of the public records of Marion County, Florida:
     H. UCC-3 filed on March 25, 1993, with the Secretary of State, State of Florida under File No. 93000006394 (relating to that certain UCC-1 filed on July 17, 1992, with the Secretary of State, State of Florida under File No. 920000144700); and
     I. UCC-3 recorded on March 23, 1993, in Official Records Book 1910, page 1506 of the public records of Marion County, Florida (relating to that certain UCC-1 recorded on July 16, 1992 in Official Records Book 1847, Page 1354 of the public records of Marion County, Florida;
     J. UCC-1 filed on October 21, 1996, with the Secretary of State, State of Florida under File No. 960000221560-4;
     K. UCC-1 recorded on October 18, 1996, in Official Records Book 2298, Page 1236 of the public records of Marion County, Florida;

Loan Agreement                                       07/15/92
Modification of Loan Agreement                       03/22/93
Second Modification of Loan Agreement                05/27/93
Third Modification of Loan Agreement                 08/22/95
Fourth Modification of Loan Agreement                11/17/95
Subordination Of Debt To Bank Loan                   11/17/95
Corporate Borrowing Resolution                       11/17/95
Affidavit Of Ownership                               11/17/95
Loan Closing Agreement                               11/17/95
Account Signature Card                               01/09/95
Corporate Deposit Account Resolution                 01/09/95
Rules and Regulations for Deposit Accounts
SunBank Lockbox Agreement and                        03/23/93
Lockbox Operating Instructions
Collateral Assignment                                07/15/92
Agreement for Segregation and Use
 Of Cash Collateral                                  04/05/96
Guaranty Agreement                                   11/17/95
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(1)  SunTrust  and  Imagica  agree  that the  obligations  of  Imagica  are also governed by all Loan Documents referred to or relating to the Loan Documents listed on this Exhibit A, which documents may not be listed or attached as Part of this Exhibit A.